UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2021

_______________________________

SIGMATRON INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

_______________________________

Delaware	000-23248	36-3918470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2201 Landmeier Road

Elk Grove Village, Illinois 60007

(Address of Principal Executive Offices) (Zip Code)

(847) 956-8000

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value per share	SGMA	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) & (c)

On November 8, 2021, SigmaTron International, Inc. (NASDAQ: SGMA), an electronic manufacturing services (“EMS”) company (the “Company”), announced that James J Reiman has been elected Chief Financial Officer (“CFO”), Vice President Finance, Treasurer and Secretary of SigmaTron International, Inc, effective immediately. As previously reported on August 20, 2021, Linda K. Frauendorfer announced her retirement as CFO after a 30 year career with the Company, effective October 31, 2021.

Mr. Reiman, 58, has extensive experience in senior finance roles, manufacturing, international business, and SEC reporting. Prior to joining the Company, Mr. Reiman served as Corporate Controller at Chroma Color Corporation, a privately held specialty color and additive concentrate supplier from August 2019 to October 2021. From April 2007 through December 2018, he was Corporate Controller for Methode Electronics, Inc., a public global supplier of custom-engineered solutions that produces mechatronic products.

“On behalf of the Board of Directors and the SigmaTron team, I want to welcome Jim to SigmaTron. His experience will assist the Company as it grows and expands”, said Gary R Fairhead, Chief Executive Officer of the Company.

Mr. Reiman will receive an annual base salary of $200,000. He will participate in the Company’s annual bonus program, stock option plan, change in control plan, and other employee benefit plans and programs available to the Company’s senior executives, as described in the Company’s proxy statement for its 2021 annual meeting of stockholders filed with the Securities and Exchange Commission on August 21, 2021.

There are no arrangements or understandings between Mr. Reiman and any other persons pursuant to which Mr. Reiman was selected as CFO of the Company. There are no family relationships between Mr. Reiman and any director or executive officer of the Company and Mr. Reiman does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor are any such transactions currently proposed.

Item 7.01. Regulation FD Disclosure.

 The Company issued a press release, and a copy of the press release is furnished as Exhibit 99.1, in connection with the announcement of Mr. Reiman’s appointment to CFO.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 99.1	SigmaTron International, Inc. press release dated November 9, 2021.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMATRON INTERNATIONAL, INC.

Date: November 9, 2021	By:	/s/ Gary R. Fairhead
Gary R. Fairhead
Chief Executive Officer